                                                                  Exhibit 99.1

               VALUE CITY DEPARTMENT STORES REPORTS SECOND QUARTER
                                OPERATING RESULTS

Columbus, Ohio, September 8, 2003 /PRNewswire/ -- Value City Department Stores, Inc. (NYSE: VCD) today announced its consolidated financial results for the second quarter ended August 2, 2003.

     o Net sales for the second quarter ended August 2, 2003 increased 6.2% to $604.6 million from $569.1 million for the quarter ended August 3, 2002.

     o Comparable store sales for the quarter increased 1.6% when compared to the same period last year.

     o The net loss for the quarter was $3.6 million, or $0.11 per share on a diluted basis, compared to a net loss of $0.7 million, or $0.02 per share on a diluted basis last year.

     o At 8:30 a.m. EDT, on September 9, 2003, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.valuecity.com. A replay will be available from 6:00 p.m. EDT September 9, 2003 through October 9, 2003. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 1443.

Value City Department Stores, Inc. is a leading off-price retailer operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern U.S., 131 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country and 21 Filene's Basement Stores.

SOURCE: Value City Department Stores, Inc.

Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208

                                                                  Exhibit 99.1


                       VALUE CITY DEPARTMENT STORES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                       August, 2     February 1,       August 3,
                                                          2003            2003            2002
                                                       ---------     -----------       ---------
                                                      (Unaudited)                     (Unaudited)
ASSETS
Cash and equivalents                                    $ 31,920        $ 11,059        $ 31,952
Accounts receivable, net                                   7,820          10,666           5,135
Receivables from affiliates                                1,055             933             899
Inventories                                              477,194         389,825         417,309
Prepaid expenses and other assets                         16,823          19,354          12,401
Deferred income taxes                                     59,893          51,317          70,505
------------------------------------------------------------------------------------------------
Total current assets                                     594,705         483,154         538,201
------------------------------------------------------------------------------------------------

Property and equipment, net                              233,311         233,452         241,006

Goodwill                                                  37,619          37,619          37,619
Tradenames and other intangibles, net                     45,620          47,583          49,573
Other assets                                              28,472          29,991          35,858
------------------------------------------------------------------------------------------------
Total Assets                                            $939,727        $831,799        $902,257
================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                        $189,877        $160,809        $196,877
Accounts payable to affiliates                            17,463           4,228           5,644
Accrued expenses                                         116,045         135,918         125,902
Current maturities of long-term obligations                  813             809             743
------------------------------------------------------------------------------------------------
Total current liabilities                                324,198         301,764         329,166
------------------------------------------------------------------------------------------------

Long-term obligations, net of current maturities         361,261         264,664         309,800
Other noncurrent liabilities                              49,112          44,207          41,178

Shareholders' equity                                     205,156         221,164         222,113
------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity              $939,727        $831,799        $902,257
================================================================================================

                                                                  Exhibit 99.1

                       VALUE CITY DEPARTMENT STORES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)

                                                        Thirteen Weeks Ended                  Twenty-six Weeks Ended
                                                   -----------------------------          -----------------------------
                                                     August 2,         August 3,            August 2,         August 3,
                                                          2003              2002                 2003              2002
                                                   -----------       -----------          -----------       -----------
Net sales, excluding sales
     of licensed departments                       $   604,594       $   569,062          $ 1,193,126       $ 1,154,974
Cost of sales                                         (368,228)         (345,463)            (740,040)         (708,188)
-----------------------------------------------------------------------------------------------------------------------
Gross profit                                           236,366           223,599              453,086           446,786
Selling, general and
     administrative expenses                          (235,875)         (219,344)            (466,916)         (442,614)
License fees and other
     operating income                                    1,291             2,431                2,792             4,593
-----------------------------------------------------------------------------------------------------------------------
Operating profit (loss)                                  1,782             6,686              (11,038)            8,765
Interest expense, net                                   (8,069)           (7,863)             (17,652)          (14,201)
-----------------------------------------------------------------------------------------------------------------------
Loss before benefit for income taxes
     and cumulative effect of
     accounting change                                  (6,287)           (1,177)             (28,690)           (5,436)
Benefit for income taxes                                 2,639               451               11,869             2,015
-----------------------------------------------------------------------------------------------------------------------
Loss before cumulative effect of
     accounting change                                  (3,648)             (726)             (16,821)           (3,421)
Cumulative effect of accounting change,
     net of income taxes                                  --                --                   --              (2,080)
-----------------------------------------------------------------------------------------------------------------------
Net loss                                           $    (3,648)      $      (726)         $   (16,821)      $    (5,501)
-----------------------------------------------------------------------------------------------------------------------

Basic and diluted weighted average
     shares outstanding                                 33,720            33,651               33,716            33,641
Basic and diluted loss per share:
Loss before cumulative effect of accounting
     change                                        $     (0.11)      $     (0.02)         $     (0.50)      $     (0.10)
Cumulative effect of accounting change, net
     of income taxes                                      --                --                   --               (0.06)
-----------------------------------------------------------------------------------------------------------------------
Net loss per share                                 $     (0.11)      $     (0.02)         $     (0.50)      $     (0.16)
-----------------------------------------------------------------------------------------------------------------------

Same store sales:
     Value City Department Stores                          0.6%             (6.1)%               (1.8)%            (3.6)%
     DSW Shoe Warehouse                                    4.5              (2.1)                 0.4              (0.4)
     Filene's Basement                                     0.3               1.2                 (3.8)              3.0
-----------------------------------------------------------------------------------------------------------------------
Total                                                      1.6%             (4.3)%               (1.5)%            (2.1)%
=======================================================================================================================

Store count at end of period:
     Value City Department Stores                                                                 116               116
     DSW Shoe Warehouse                                                                           131               117
     Filene's Basement                                                                             21                21
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                             268               254
=======================================================================================================================


SOURCE: Value City Department Stores, Inc.